Exhibit 10.33

HENRY HUDSON HOLDINGS LLC

and

HUDSON LEASECO LLC

and

58th STREET BAR COMPANY LLC

(jointly and severally, individually and collectively, as mortgagor)

(Borrower)

to

UBS REAL ESTATE SECURITIES INC., as mortgagee

(Lender)

CONSOLIDATED, AMENDED AND RESTATED FEE AND LEASEHOLD

MORTGAGE AND SECURITY AGREEMENT

Dated:	As of November 14, 2012

Premises:	356 West 58th Street, New York, New York Block 1048, Tax Lots 1701, 1702, 1704 and 1706

County:	New York County

PREPARED BY AND UPON RECORDATION RETURN TO: Dechert LLP 1095 Avenue of the Americas New York, New York 10036 Attention: Timothy A. Stafford, Esq.

CONSOLIDATED, AMENDED AND RESTATED FEE AND LEASEHOLD

MORTGAGE AND SECURITY AGREEMENT

THIS CONSOLIDATED, AMENDED AND RESTATED FEE AND LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (this “Security Instrument”) is made as of November 14, 2012, by HENRY HUDSON HOLDINGS LLC (“Owner”), a Delaware limited liability company, HUDSON LEASECO LLC (“Operating Lessee”), a New York limited liability company, and 58th STREET BAR COMPANY LLC (“Bar Lessee”), a Delaware limited liability company, each having an address at c/o Morgans Hotel Group Co., 475 Tenth Avenue, New York, New York 10018 (Owner, Operating Lessee and Bar Lessee, collectively, “Borrower”), as mortgagor, for the benefit of UBS REAL ESTATE SECURITIES INC., a Delaware corporation, having an address at 1285 Avenue of the Americas, New York, New York 10019, as mortgagee (“Lender”).

RECITALS:

WHEREAS, Owner is the owner of the real property commonly known as the Hudson Hotel located in the City, County and State of New York, such ownership interest being comprised of (collectively, the “Owner Property”):

(a) a fee simple interest in those certain units designated as (a) Unit 1 (the “EBC Unit”) and (b) Unit 2 (the “Modified Hotel Unit” and collectively with the EBC Unit, the “Owned Condominium Units”) of the condominium regime set forth on Exhibit A hereto of the “353 West 57th Street Condominium”, a Condominium in the City, County and State of New York, according to the Amended and Restated Declaration of Condominium, recorded in Reel 2913, Page 1753, in the Office of the City Register of New York County, New York (the “Register’s Office”), as amended by the Amendment to Amended and Restated Declaration, recorded in Reel 2979, Page 2159, in the Register’s Office (the “Condominium Declaration”); and

(b) a leasehold estate in those certain units designated as:

(i) Unit 4 (the “Store Unit”) pursuant to that certain Lease dated January 1, 1999 between Adrienne Schatz (a/k/a Adrienne Wechsler), an individual, and Cheryl Hirsch, an individual (collectively, the “Store Lease Landlord”), as lessor, and Owner, as lessee, which Lease is evidenced by a Memorandum of Lease, dated September 30, 1999, by and between Store Lease Landlord and Owner and recorded on October 21, 1999, in the Register’s Office in Reel 2979, Page 2172, and which lease was amended pursuant to that certain Amendment of Lease, dated as of September 30, 1999, by and between Store Lease Landlord and Owner, as further amended pursuant to that certain Amendment of Lease, dated as of August 13, 2004, by and between Store Lease Landlord and Owner (as amended, the “Store Ground Lease”); and

(ii) Unit 6 (the “10th Floor Unit”; and collectively with the Store Unit, the “Leasehold Units”, and collectively with the Owned Condominium Units, the “Condominium Units”) pursuant to that certain Lease, dated as of February 11, 1999, by and between Irving Schatz (the “10th Floor Landlord”; and collectively with the Store Lease Landlord, “Ground Lessor”), as lessor, and Ian Schrager Hotels LLC (f/k/a West 57th LLC) (“ISH”), as lessee, a memorandum of which is titled Amended and Restated Memorandum of Lease, by and between 10th Floor Landlord and ISH, dated as of February 12, 1999, and recorded on March 23, 1999, in the Register’s Office in Reel 2841, Page 1872, assigned by ISH to Owner pursuant to that certain Assignment and Assumption of Lease, dated February 12, 1999, and recorded on March 23, 1999, in the Register’s Office in Reel 2841, Page 1882, and amended pursuant to that certain Amendment of Lease dated August 13, 2004 (the “10th Floor Ground Lease”; and collectively with the Store Ground Lease, the “Ground Lease”);

WHEREAS, Operating Lessee (i) is the operating lessee of the Property (as defined below) pursuant to that certain Lease, dated August 28, 2000, between Owner, as lessor, and Operating Lessee, as lessee, (the “Operating Lease”), (ii) owns assets related to the Condominium Units (as defined herein) (including, without limitation, leased inventory and equipment, Leases, fixtures and furniture, contracts, permits, trademarks, intangibles, contracts, vouchers and web site materials) (collectively, the “Operating Lessee Assets”) and (iii) has certain rights related to the Operating Lessee Assets (collectively, the “Operating Lessee Rights”; Operating Lessee Assets and the Operating Lessee Rights are collectively referred to herein as the “Operating Lessee Property”);

WHEREAS, Bar Lessee (i) is the operator of the food and beverage operations at the Property and the lessee of the restaurant and bar space at the property known as “The Hudson Hall”, “The Hudson Bar”, “The Library Bar” and “The Private Park” pursuant to that certain Lease, dated August 12, 2011, between Owner and Bar Lessee (the “Bar Lease”), (ii) owns assets related to the Property (including, without limitation, leased inventory and equipment, Leases, fixtures and furniture, contracts, permits, trademarks, intangibles, contracts, vouchers and web site materials) (collectively, the “F&B Assets”) and (iii) has certain rights related to the F&B Assets (collectively, the “F&B Rights”; and collectively with the F&B Assets, the “Bar Lessee Property”; and collectively with the Owner Property and the Operating Lessee Property, the “Borrower Property”);

WHEREAS, this Security Instrument is given to secure a loan (the “Loan”) in the principal sum of ONE HUNDRED EIGHTY MILLION AND NO/100 DOLLARS ($180,000,000.00) pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and evidenced by that certain Consolidated, Amended and Restated Promissory Note (Note A-1), that certain Consolidated, Amended and Restated Promissory Note (Note A-2), and that certain Consolidated, Amended and Restated Promissory Note (Note A-3), each dated the date hereof, made by Borrower to Lender (collectively, as the same may be amended, restated, supplemented, extended, split or otherwise modified from time to time, the “Note”);

WHEREAS, Lender is the owner and holder by contemporaneous assignment of those certain mortgages covering both the fee and leasehold estate in the Property (defined herein), which mortgages are more particularly described in Exhibit B attached hereto (hereinafter collectively referred to as the “Existing Mortgages”), and of the notes, bonds or other obligations secured thereby (hereinafter collectively referred to as the “Existing Notes”). There is now owing on the Existing Notes and the Existing Mortgages the unpaid principal sum of $115,000,000 together with interest thereon (the “Existing Indebtedness”);

WHEREAS, a FEE AND LEASEHOLD MORTGAGE (the “Gap Mortgage”) in the principal amount of $65,000,000.00 securing a Note (the “Gap Note”) dated as of November 14, 2012 made by HENRY HUDSON HOLDINGS LLC, 58TH STREET BAR COMPANY LLC, and HUDSON LEASECO LLC to UBS REAL ESTATE SECURITIES INC., which Gap Mortgage is being recorded in the Office of the Register, New York County immediately prior hereto.

WHEREAS, Borrower and Lender have agreed to consolidate the liens of the Existing Mortgages and the Gap Mortgage and to amend and restate their terms and conditions in their entirety in the manner set forth below;

WHEREAS, Borrower desires to secure the payment of the Debt and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument.

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument, Borrower and Lender covenant and agree as follows:

THAT the Note evidences the same indebtedness evidenced by the Existing Notes and the Gap Note and evidences no further indebtedness;

THAT the Gap Mortgage is hereby combined and consolidated with the Existing Mortgages so that together they shall constitute a single lien and interest on the Property in the amount of the Note, with the same intent and like effect as if one first mortgage covering the Property has been executed and delivered by Borrower to Lender to secure the Existing Indebtedness and the Loan and the payment and performance of all other monetary and non-monetary obligations with respect thereto; and

THAT the terms and provisions of the Existing Mortgages and the Gap Mortgage, as consolidated, are hereby amended and restated, and all of the terms contained in this Security Instrument shall replace and supersede in their entirety the terms and provisions of the Existing Mortgages and the Gap Mortgage.

Article 1 - GRANTS OF SECURITY

Section 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey and grant a security interest to Lender and its successors and assigns all of Borrower’s, rights, interests and estates now owned, or hereafter acquired by Borrower in the following (collectively, the “Property”):

(a) Land. The Borrower Property together with appurtenant undivided percentage interests in and to the Common Elements (as defined in the Condominium Declaration), and all other rights, titles and hereditaments attributable to the Condominium Units, all as more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Land”);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land or for any other use and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument regardless of ownership thereof, and all rights of Borrower as a declarant or unit owner under the Condominium Declaration or association applicable to all or any portion of the land (the “Additional Land”);

(c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land or the Additional Land (collectively, the “Improvements”);

(d) Easements and Other Beneficial Interests. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land, the Additional Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land or the Additional Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e) Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or the Additional Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

(f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land or the Additional Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land or the Additional Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

(g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

(h) Leases and Rents. The Operating Lease, the Bar Lease and all other leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements, and every modification, amendment or other agreement related to such leases and other agreements, and every guaranty of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, any lease guaranties, letters of credit, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(i) Hotel Revenue. All revenues, income, rents, issues, profits, termination or surrender fees, penalties and other amounts arising from the use or enjoyment of all or any portion of the Property, including, without limitation, the rental or surrender of any office space, retail space, parking space, halls, stores, and offices of every kind, the rental or licensing of signs, sign space or advertising space, all membership fees and dues, and all rentals, revenues, receipts, income, accounts, accounts receivable, cancellation fees, penalties, credit card receipts and other receivables relating to or arising from rentals, rent equivalent income, income and profits from guest rooms, meeting rooms, conference and banquet rooms, food and beverage facilities, health clubs, spas, vending machines, parking facilities, telephone and television systems, guest laundry, the provision or sale of other goods and services, and any other items of revenue, receipts, membership fees and dues and other income (collectively, “Hotel Revenue”);

(j) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(k) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(l) Tax Certiorari. All refunds, rebates or credits in connection with any reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any other applications or proceedings for reduction, in each case, irrespective of the time periods to which they relate;

(m) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(n) Agreements. All agreements, contracts, certificates, instruments, letters of credit, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the occurrence of an Event of Default, to receive and collect any sums payable to Borrower thereunder and further including, without limitation that certain Supplemental Management Agreement, dated as of August 28, 2000, between Operating Lessee and Hudson Managing Member LLC (together with all amendments, modifications, supplements, assignments or restatements);

(o) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, URLs or other online media, books and records and all other general intangibles relating to or used in connection with the operation of the Property to the extent Borrower owns or has any rights thereto;

(p) Accounts. All reserves, escrows and deposit accounts maintained by such Borrower with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Loan Agreement, the Cash Management Agreement, the Clearing Account Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;

(q) Uniform Commercial Code Property. All documents, instruments, chattel paper and intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property;

(r) Interest Rate Cap Agreement. The Interest Rate Cap Agreement and all income and proceeds thereof;

(s) Rights Appurtenant to Ground Lease. Owner’s right, title and interest in all appurtenances in respect of or otherwise relating to the Ground Lease, including, but not limited to, renewal options and expansion rights, and all the estate and rights of Owner of, in and to (i) all modifications, extensions and renewals of the Ground Lease and all rights to renew or extend the term of the Ground Lease, (ii) all credits to and deposits of Owner under the Ground Lease, (iii) all other options, privileges and rights granted and demised to Owner under the Ground Lease, (iv) all the right or privilege of Owner to terminate, cancel, abridge, surrender, merge, modify or amend the Ground Lease and (v) any and all possessory rights of Owner and other rights and/or privileges of possession, including, without limitation, Owner’s right to elect to remain in possession of the Land and Improvements and the leasehold estate created by the Ground Lease pursuant to Section 365(h)(1) of the Bankruptcy Code;

(t) Rights on Rejection of Ground Lease. All of Owner’s claims and rights to damages and any other remedies in connection with or arising from the rejection of the Ground Lease by Ground Lessor or any trustee, custodian or receiver pursuant to the Bankruptcy Code in the event that there shall be filed by or against Ground Lessor any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect;

(u) without limiting the generality of the provisions of any other Granting Clause, all of Borrower’s rights, title, interest, privileges and franchises in and to the following, now owned or hereafter acquired by Borrower to the extent assignable (collectively, “Operating Assets”):

(i) bookings for the use of guest rooms, banquet facilities, meeting rooms at the Land and/or the Improvements;

(ii) all contracts respecting utility services for, and the maintenance, operations, or equipping of, the Property, including guaranties and warranties relating thereto;

(iii) the Management Agreement (as such term is defined in the Loan Agreement);

(iv) all contract rights, leases and sub-leases (whether with respect to real property, personal property or both real and personal property), concessions, trademarks, trade names, service marks, logos, copyrights, warranties and other items of intangible personal property, and any and all good will associated with the same relating to the ownership or operation of the Land and/or the Improvements, including, without limitation, (i) telephone and other communication numbers, (ii) all software licensing agreements as are required to operate computer software systems at the Land and/or the Improvements and books and records relating to the software programs, and (iii) lessee’s interest under leases of Tangible Personal Property (as hereinafter defined);

(v) all contracts, purchase orders, requisitions and agreements entered into by or on behalf of Borrower or which have been assigned to Borrower, for the design, construction, and furnishing of the Land and/or the Improvements, including, without limitation, architect’s agreements, engineering agreements, construction contracts, consulting agreements and agreements or purchase orders for all items of Tangible Personal Property and any payment or performance bonds in favor of Borrower (and all warranties and guarantees thereunder and warranties and guarantees of any subcontractor and bonds issued in connection with the work to be performed by any subcontractor);

(vi) the following personal property (the “Tangible Personal Property”) now or hereafter acquired by Borrower (directly or by way of lease) which is located on, or to be located on, or which is in use or held in reserve storage for future use in connection with the operation of the Land and/or the Improvements, which are on hand or on order whether stored on-site or off-site:

(A) all furniture, furnishings, equipment, machinery, apparatus, appliances, fixtures and fittings and other articles of tangible personal property;

(B) all china, glassware, linens, kitchen utensils, silverware and uniforms;

(C) all consumables and operating supplies of every kind and nature, including, without limitation, accounting supplies, guest supplies, forms, printed materials, brochures, stationery, food and beverage stock, bar supplies, laundry supplies and purchase orders;

(D) all upholstery material, carpets and rugs, beds, bureaus, chiffonniers, chairs, chests, desks, bookcases, tables, curtains, hangings, pictures, divans, couches, ornaments, bars, bar fixtures, safes, stoves, ranges, refrigerators, radios, televisions, clocks, electrical equipment, lamps, mirrors, heating and lighting fixtures and equipment, ice machines, air conditioning machines, fire prevention and extinguishing apparatus, laundry machines, and all similar and related articles used in bedrooms, sitting rooms, bathrooms, boudoirs, halls, closets, kitchens, dining rooms, offices, lobbies, basements and cellars in the Land and/or the Improvements; and

(E) all cars, limousines, vans, buses, trucks and other vehicles owned or leased by Borrower for use in connection with the operation of the Land and/or the Improvements, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing;

(vii) all drawings, designs, plans and specifications prepared by architects, engineers, interior designers, landscape designers and any other professionals or consultants for the design, development, construction and/or improvement of the Land and/or the Improvements or for any other development of the Land, as amended from time to time;

(viii) any administrative and judicial proceedings initiated by Borrower, or in which Borrower has intervened, concerning the Land and/or the Improvements and agreements, if any, which are the subject matter of such proceedings;

(ix) any customer lists utilized by Borrower, including lists of transient guests, restaurant and bar patrons; and

(x) all of the good will in connection with the assets listed in this Granting Clause (u) and in connection with the operation of the Land and/or the Improvements;

(v) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether cash, liquidation or other claims or otherwise; and

(w) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (v) above.

AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Borrower expressly grants to Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and mortgaged hereby.

Notwithstanding the foregoing or anything else herein to the contrary, Borrower is not granting to Lender a lien on or security interest in (i) any permit, license or trademark held by Borrower that prohibits or requires the consent of any Person other than Borrower or any Affiliate as a condition to the creation by Borrower of a Lien thereon, or any permit, license or trademark held by Borrower to the extent that any Legal Requirement prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition or consent requirement is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other Legal Requirement, (ii) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed) and (iii) equipment owned by Borrower that is subject to a purchase money Lien or a capital lease to the extent permitted under the Loan Agreement if the contract or other agreement in which such Lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person other than Borrower or any Affiliate as a condition to the creation of any other Lien on such equipment (the foregoing (i), (ii) and (iii) “Excluded Property”); provided, however, in each case, the Excluded Property shall not include any proceeds (as defined in the Uniform Commercial Code), substitutions or replacements of the Excluded (unless such proceeds, substitutions or replacements would otherwise constitute Excluded Property).

Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases, Rents and Hotel Revenue; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases, the Cash Management Agreement, and Section 7.1(h) of this Security Instrument, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents. Borrower shall hold the Rents and Hotel Revenue, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender within ten (10) Business Days after written request therefor any and all out-of-pocket expenses, including reasonable fees of outside counsel, actually incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. The principal place of business of Borrower (Debtor) is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

Section 1.4 FIXTURE FILING. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5 PLEDGES OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender in connection with the Loan, including, without limitation, any Reserve Funds, any sums deposited in the Clearing Account or the Cash Management Account and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall perform the Other Obligations as set forth in this Security Instrument and shall abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, or upon the consummation of a Defeasance Event in accordance with the Loan Agreement, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release to the extent provided herein and in the other Loan Documents. Lender shall execute and deliver for recording any documentation reasonably requested by Borrower to evidence such termination (including, without limitation, a recordable mortgage satisfaction or any other documentation reasonably required by a title company). If Borrower shall arrange a repayment or purchase of the entire Debt by a third party, at Borrower’s request and the Borrower’s sole cost and expense, Lender shall assign the Note, this Security Instrument and any other Loan Documents (to the extent requested by Borrower) to such third party, without recourse, representation or warranty (except that (i) Lender owns the Note, and (ii) Lender has not encumbered the Note, except for liens to be discharged concurrently with such assignment).

Article 2 - DEBT AND OBLIGATIONS SECURED

Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt in the amount of the Note.

Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):

(a) the performance of all other obligations of Borrower contained herein;

(b) the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document, including, without limitation, the amount of any Breakage Costs which are secured hereby as additional interest; and

(c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Article 3 - BORROWER COVENANTS

Borrower covenants and agrees that:

Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement , (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

Article 4 - OBLIGATIONS AND RELIANCES

Section 4.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

Section 4.2 NO RELIANCE ON LENDER. The general partners, officers, shareholders, members, principals and/or other beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1(h) and (m) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article III of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article III of the Loan Agreement.

Article 5 - FURTHER ASSURANCES

Section 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements (including, without limitation, initial financing statements and amendments thereto and continuation statements) with or without the signature of Borrower as authorized by applicable law, as Lender in its sole discretion may reasonably deem necessary or appropriate to maintain the perfection of the security interests granted by the Loan Documents. Lender shall provide Borrower with copies of any notices and/or instruments of filings executed by Lender in accordance with the immediately preceding sentence. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2. To the extent not prohibited by applicable law, Borrower hereby ratifies all acts Lender shall lawfully do or cause to be done in the future by virtue of such power of attorney.

Section 5.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, (other than, in the case of Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction of the office in which Lender has made the Loan or any political subdivision thereof), Borrower will, upon demand of Lender, pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable, without premium or penalty. Borrower will not, in any event, be required to pay any excise, profits, income or similar tax of Lender.

(b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

Section 5.4 SPLITTING OF MORTGAGE. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender (subject to the terms and conditions of the Loan Agreement), be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of the Note, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender, in each case, however, subject to the terms and conditions of the Loan Agreement.

Section 5.5 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

Article 6 - DUE ON SALE/ENCUMBRANCE

Section 6.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

Section 6.2 NO TRANSFER. Borrower shall not permit or suffer any Transfer to occur, unless specifically permitted by Article 8 of the Loan Agreement or unless Lender shall consent thereto in writing.

Section 6.3 INTENTIONALLY OMITTED.

Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, and all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Security Instrument, at law, in equity or otherwise, may be exercised by Lender at any time and from time to time. Any such actions taken by Lender (including, but not limited to, the following actions) shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Lender may determine, in its sole discretion, to the extent permitted under applicable law, without impairing or otherwise affecting the other rights and remedies of Lender:

(a) declare by notice to Borrower the entire unpaid Debt to be immediately due and payable;

(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor, indemnitor with respect to the Loan or of any Person liable for the payment of the Debt;

(h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise (except for any damages caused by the gross negligence or willful misconduct of Lender, its agents, nominees, affiliates, officers, directors, managers, invitees or employees) and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents and Hotel Revenue of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees, in each case, subject to and in accordance with the Loan Documents;

(i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment and/or the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

(j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

(i) Taxes and Other Charges;

(ii) Insurance Premiums;

(iii) Interest on the unpaid principal balance of the Note;

(iv) Amortization of the unpaid principal balance of the Note;

(v) All other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

or

(k) pursue such other remedies as Lender may have under applicable law;

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, to the extent consistent with the law.

Section 7.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Subject to the rights of tenants, subtenants and other occupants under the Leases, Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 7.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 7.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for any Default or Event of Default by Borrower existing at the time such earlier action was commenced.

Section 7.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower to the extent set forth, and in accordance with the terms of, the Loan Agreement.

Section 7.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents, except to the extent of such agreement or stipulation.

(b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender’s possession.

(c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 7.9 VIOLATION OF LAWS. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

Section 7.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including, without limitation, Section 11.22 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower contained in Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower with respect to the Loan. The provisions of Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and Borrower with respect to the Loan are fully and personally liable for the obligations pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement. The liability of Borrower with respect to the Loan pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in the Environmental Indemnity.

Section 7.11 RIGHT OF ENTRY. The provisions of Section 4.1.4 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force and effect as if fully set forth herein.

Article 8 - INTENTIONALLY OMITTED

Article 9 - INDEMNIFICATION

Section 9.1 GENERAL INDEMNIFICATION. The provisions of Section 11.13 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein. In addition to the indemnification obligations provided in such Section 11.13, Borrower hereby indemnifies the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, out-of-pocket costs and expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys’ fees of outside counsel and other costs of defense) (collectively, the “Losses”) relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Loan Agreement or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (g) any failure of the Property to be in compliance with any Legal Requirements; (h) the enforcement by any Indemnified Party of the provisions of this Article 9; (i) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (j) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (k) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document, except in any of the foregoing cases, to the extent resulting from an Indemnified Party’s gross negligence or willful misconduct. Any amounts payable to Lender by reason of the application of this Section 9.1 shall become due and payable twenty (20) days after Lender’s demand therefor and any such amounts that are not paid when due shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 9, the term “Indemnified Parties” means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).

Section 9.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes, except to the extent resulting from such Indemnified Party’s gross negligence or willful misconduct.

Section 9.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender’s sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 3.1.8 or 4.2.10 of the Loan Agreement.

Section 9.4 INTENTIONALLY OMITTED

Section 9.5 DUTY TO DEFEND; ATTORNEYS’ FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, promptly after any action, judgment, suit, written claim or written demand or threat of action with respect to which any Indemnified Party claims the benefit of Sections 9.1 and 9.2 hereof and provides Borrower the opportunity to defend the same, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties (provided that, counsel selected by Borrower’s insurance carrier shall be deemed acceptable to the Indemnified Parties). Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower’s consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

Article 10 - WAIVERS

Section 10.1 WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations; provided, however, the foregoing shall not be deemed a waiver of any of Borrower’s right to assert any claim which would constitute a defense, setoff or compulsory counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding arising out of or in any way connected with this Security Instrument, the Note, the Loan Agreement or any of the other Loan Documents or Obligations.

Section 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

Section 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument or the other Loan Documents specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

Section 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

Section 10.5 SURVIVAL. The indemnifications made pursuant to Section 9.3 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender’s interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender’s rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the Obligations or any portion thereof.

Article 11 - EXCULPATION

The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

Article 12 - NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

Article 13 - APPLICABLE LAW

Section 13.1 GOVERNING LAW. (A) THIS SECURITY INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, AND THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

CT Corporation System

111 Eighth Avenue

New York, NY 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Section 13.2 USURY LAWS. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds such lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of such lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

Section 13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

Article 14 - DEFINITIONS

All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases, Rents and Hotel Revenue and enforcing its rights hereunder.

Article 15 - MISCELLANEOUS PROVISIONS

Section 15.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2 SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever, subject to Section 9.1 of the Loan Agreement.

Section 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

Section 15.7 ENTIRE AGREEMENT. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.

Section 15.8 LIMITATION ON LENDER’S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”

Article 16 - STATE-SPECIFIC PROVISIONS

Section 16.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 16 shall control and be binding.

Section 16.2 TRUST FUND. Pursuant to Section 13 of the New York Lien Law, Borrower shall receive the advances secured hereby and shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose.

Section 16.3 COMMERCIAL PROPERTY. Borrower represents that this Security Instrument does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

Section 16.4 INSURANCE. The provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire shall not apply to this Security Instrument. In the event of any conflict, inconsistency or ambiguity between the provisions of the Loan Agreement and the provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire, the provisions of the Loan Agreement shall control.

Section 16.5 LEASES. Lender shall have all of the rights against lessees of the Property as set forth in Section 291-f of the Real Property Law of New York.

Section 16.6 STATUTORY CONSTRUCTION. The clauses and covenants contained in this Security Instrument that are construed by Section 254 of the New York Real Property Law shall be construed as provide in Section 254. The additional clauses and covenants contained in this Security Instrument shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by Section 254 and shall not impair, modify, alter or defeat such rights, notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section 254. The rights of Lender arising under the clauses and covenants contained in this Security Instrument shall be separate, distinct and cumulative and none of them shall be in exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. In the event of any inconsistencies between the provisions of Section 254 and the provisions of this Security Instrument, the provisions of this Security Instrument shall prevail.

Section 16.7 MAXIMUM PRINCIPAL AMOUNT SECURED. Notwithstanding anything contained herein to the contrary, the maximum principal amount of indebtedness secured by this Security Instrument at the time of execution hereof or which under any contingency may become secured by this Security Instrument at any time hereafter is $180,000,000.00, plus (a) Taxes; (b) Insurance Premiums; and (c) expenses incurred in upholding the lien of this Security Instrument, including, but not limited to, (i) the expenses of any litigation to prosecute or defend the rights and lien created by this Security Instrument, (ii) any amount, cost or charges to which Lender becomes subrogated upon payment, whether under recognized principles of law or equity or under express statutory authority and (iii) interest at the Default Rate (or regular interest rate).

Article 17 - GROUND LEASE PROVISIONS

Section 17.1 GROUND LEASE (a) The provisions of Sections 3.1.39 and 4.1.23 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

(b) It is hereby agreed that the fee title and the leasehold estate in the property demised by the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the Ground Lessor, Borrower or a third party, whether by purchase or otherwise and Lender shall continue to have and enjoy all of the rights and privileges of the Lender as to the separate estates. If Borrower acquires the fee title, the interest of the Ground Lessor or any other estate, title or interest in the property demised by the Ground Lease, or any part thereof, the lien of this Security Instrument shall attach to, cover and be a lien upon such acquired estate, title or interest and same shall thereupon be and become a part of the Property with the same force and effect as if specifically encumbered herein. Borrower agrees to execute all instruments and documents which Lender may reasonably require to ratify, confirm and further evidence Lender’s lien on the acquired estate, title or interest and to provide such endorsements to the Lender’s title policy issued in connection with the Loan insuring that this Security Instrument creates a first prior security interest on the Borrower’s fee interest in the Property; provided, however, that if Borrower elects to merge the fee simple estate in the Property with the leasehold estate in the Property, Lender shall not unreasonably withhold, condition or delay its consent thereto. Furthermore, Borrower hereby appoints Lender its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Borrower in the event that Borrower fails to do same. This power, being coupled with an interest, shall be irrevocable as long as the Obligations remain unpaid.

(c) No release or forbearance of any of Borrower’s obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release Borrower from any of its obligations under this Security Instrument or the other Loan Documents.

(d) Borrower shall give Lender immediate notice of the commencement of any arbitration or appraisal proceeding to which Borrower is a party or of which Borrower has been otherwise notified concerning the provisions of the Ground Lease. Lender shall have the right to intervene and participate in any such proceeding if such proceeding, if adversely determined, would be reasonably expected to have a material adverse effect on Borrower or the Property and Borrower shall confer with Lender and its attorneys and experts and cooperate with them to the extent which Lender deems reasonably necessary for the protection of Lender. Upon the request of Lender, Borrower will exercise all rights of arbitration conferred upon it by the Ground Lease. If at any time such proceeding shall have commenced, Borrower shall be in default in the performance or observance of any covenant, condition or other requirement of the Ground Lease on the part of Borrower to be performed or observed or an Event of Default shall have occurred and be continuing, Lender shall have, and is hereby granted, the right to designate and appoint on behalf of Borrower, the arbitrator or arbitrators, or appraiser, in such proceeding.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this Security Instrument has been executed by Borrower as of the day and year first above written.

HENRY HUDSON HOLDINGS LLC,

a Delaware limited liability company

By:	Henry Hudson Senior Mezz, LLC,

a Delaware limited liability company,

its managing member

By:	Morgans Group LLC,

a Delaware limited liability company,

its managing member

By:	Morgans Hotel Group Co.,

a Delaware corporation,

its managing member

By:	/s/ Richard Szymanski
Name:	Richard Szymanski
Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature page to Consolidated, Amended and Restated Mortgage]

ACKNOWLEDGMENT

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On the 25th day of October in the year 2012, before me, the undersigned, personally appeared Richard Szymanski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Grace Chen
Notary Public

GRACE G. CHEN

NOTARY PUBLIC—STATE OF NEW YORK

NO. 01-CH6056883

QUALIFIED IN QUEENS COUNTY

MY COMMISSION EXPIRES 04-20-2015

HUDSON LEASECO LLC,

a New York limited liability company

By:	Hudson Managing Member LLC,

a Delaware limited liability company,

its managing member

By:	Henry Hudson Holdings LLC,

a Delaware limited liability company,

its managing member

By:	Henry Hudson Senior Mezz LLC,

a Delaware limited liability company,

its managing member

By:	Morgans Group LLC,

a Delaware limited liability company,

its managing member

By:	Morgans Hotel Group Co.,

a Delaware corporation,

its managing member

By:	/s/ Richard Szymanski
Name:	Richard Szymanski
Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature page to Consolidated, Amended and Restated Mortgage]

ACKNOWLEDGMENT

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On the 25th day of October in the year 2012, before me, the undersigned, personally appeared Richard Szymanski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Grace Chen
Notary Public

GRACE G. CHEN

NOTARY PUBLIC—STATE OF NEW YORK

NO. 01-CH6056883

QUALIFIED IN QUEENS COUNTY

MY COMMISSION EXPIRES 04-20-2015

58th STREET BAR COMPANY LLC,

a Delaware limited liability company

By:	Hudson Pledgor LLC,

a Delaware limited liability company,

its managing member

By:	Henry Hudson Holdings LLC,

a Delaware limited liability company,

its managing member

By:	Henry Hudson Senior Mezz LLC,

a Delaware limited liability company,

its managing member

By:	Morgans Group LLC,

a Delaware limited liability company,

its managing member

By:	Morgans Hotel Group Co.,

a Delaware corporation,

its managing member

By:	/s/ Richard Szymanski
Name:	Richard Szymanski
Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature page to Consolidated, Amended and Restated Mortgage]

ACKNOWLEDGMENT

STATE OF NEW YORK     )

          : ss.:

COUNTY OF NEW YORK )

On the 25th day of October in the year 2012, before me, the undersigned, personally appeared Richard Szymanski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Grace Chen
Notary Public

GRACE G. CHEN

NOTARY PUBLIC — STATE OF NEW YORK

NO. 01-CH6056883

QUALIFIED IN QUEENS COUNTY

MY COMMISSION EXPIRES 04-20-2015

UBS REAL ESTATE SECURITIES INC., a Delaware corporation

By:	/s/ Maryann Fisher
Name: Maryann Fisher
Title: Director

By:	/s/ Timothy McGuire
Name: Timothy McGuire Title: Director

ACKNOWLEDGMENT

STATE OF NEW YORK )

          : ss.:

COUNTY OF NEW YORK )

On the 25th day of October in the year 2012, before me, the undersigned, personally appeared Maryann Fisher, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Racquel A.C. Small
Notary Public

RACQUEL A.C. SMALL Notary Public, State of New York No. 01SM6013703 Qualified in Kings County Commission Expires September 28, 2014

ACKNOWLEDGMENT

STATE OF NEW YORK     )

          : ss.:

COUNTY OF NEW YORK )

On the 25th day of October in the year 2012, before me, the undersigned, personally appeared Timothy McGuire , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Racquel A.C. Small
Notary Public

RACQUEL A.C. SMALL Notary Public, State of New York No. 01SM6013703 Qualified in Kings County Commission Expires September 28, 2014

EXHIBIT A

Legal Description

UNIT 1 A/K/A EBC UNIT, LOT 1701

THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 1, ALSO KNOWN AS EBC UNIT, IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999, RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 (WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1701 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM PLAN NO. 208 AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON APRIL 24, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.

TOGETHER WITH AN UNDIVIDED 44.05105% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).

UNIT 2 A/K/A MODIFIED HOTEL UNIT, LOT 1702

THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 2, ALSO KNOWN AS MODIFIED HOTEL UNIT, IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE

Ex. A-1

BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999 AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1702 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKET’’, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO 5192.

TOGETHER WITH AN UNDIVIDED 46.94011% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).

UNIT 4 A/K/A STORE UNIT, LOT 1704

TERMS, COVENANTS AND CONDITIONS OF LEASE MADE BY AND BETWEEN ADRIENNE SCHATZ, ALSO KNOWN AS ADRIENNE WECHSLER, AND CHERYL HIRSCH, AS LANDLORD, AND HENRY HUDSON HOLDINGS LLC, AS TENANT, DATED AS OF JANUARY 1, 1999 AS REFERENCED IN MEMORANDUM OF LEASE AS OF SEPTEMBER 30, 1999, AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2172 (THE “UNIT 1704 LEASE”), AS AMENDED PURSUANT TO AMENDMENT TO LEASE BY AND BETWEEN ADRIENNE SCHATZ, ALSO KNOWN AS ADRIENNE WECHSLER AND CHERYL HIRSCH, TOGETHER AS LANDLORD AND HENRY HUDSON HOLDINGS LLC, AS TENANT, DATED AS OF SEPTEMBER 30, 1999.

THE LEASEHOLD ESTATE INSURED HEREIN COVERS PREMISES MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 4, ALSO KNOWN AS STORE UNIT IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999, RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999 AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1704 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.

TOGETHER WITH AN UNDIVIDED 0.34577% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).

UNIT 6 A/K/A TENTH FLOOR UNIT, LOT 1706

TERMS, COVENANTS AND CONDITIONS OF AMENDED AND RESTATED LEASE (OF UNIT LOT 1706) MADE BY AND BETWEEN IRVING SCHATZ, AS LANDLORD, AND IAN SCHRAGER HOTELS LLC, AS TENANT, DATED AS OF FEBRUARY 11, 1999, AS REFERENCED IN AMENDED AND RESTATED MEMORANDUM OF LEASE DATED AS OF FEBRUARY 12, 1999, AND RECORDED MARCH 23, 1999 IN REEL 2841 PAGE 1872 (THE “UNIT LOT 1706 LEASE”), WHICH LEASE AMENDS, RESTATES AND SUPERSEDES A PRIOR LEASE MADE BY AND BETWEEN IRVING SCHATZ, AS LESSOR, AND EDUCATIONAL BROADCASTING CORPORATION, AS LESSEE, DATED AUGUST 11, 1988, AS REFERENCED IN MEMORANDUM OF LEASE DATED SEPTEMBER 1, 1988, AND RECORDED SEPTEMBER 30, 1988 IN REEL 1472 PAGE 883, AS ASSIGNED OF RECORD.

ASSIGNMENT AND ASSUMPTION OF LEASE MADE BY AND BETWEEN IAN SCHRAGER HOTELS LLC (F/K/A WEST 57TH LLC), AS ASSIGNOR, AND HENRY HUDSON HOLDINGS LLC, AS ASSIGNEE, DATED AS OF FEBRUARY 12, 1999 AND RECORDED MARCH 23, 1999 IN REEL 2841 PAGE 1882.

THE LEASEHOLD ESTATE INSURED HEREIN COVERS PREMISES MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 6, ALSO KNOWN AS TENTH FLOOR UNIT IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999, RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION)”. SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1706 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.

TOGETHER WITH AN UNDIVIDED 3.89067% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHERLY SIDE OF 57TH STREET, DISTANT 20 FEET EASTERLY FROM THE CORNER FORMED BY THE INTERSECTION OF THE EASTERLY SIDE OF NINTH AVENUE WITH THE NORTHERLY SIDE OF 57TH STREET;

RUNNING THENCE EASTERLY ALONG THE SAID NORTHERLY SIDE OF 57TH STREET, 155 FEET;

THENCE NORTHERLY PARALLEL WITH NINTH AVENUE, 200 FEET 10 INCHES TO THE SOUTHERLY SIDE OF 58TH STREET;

THENCE WESTERLY ALONG THE SAID SOUTHERLY SIDE OF 58TH STREET, 135 FEET TO A POINT DISTANT 40 FEET EASTERLY FROM THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF 58TH STREET WITH THE EASTERLY SIDE OF NINTH AVENUE;

THENCE SOUTHERLY PARALLEL WITH NINTH AVENUE AND PART OF THE DISTANCE THROUGH A PARTY WALL, 100 FEET 10 INCHES;

THENCE WESTERLY PARALLEL MORE OR LESS WITH 5811-i STREET, 20 FEET; AND

THENCE SOUTHERLY AND PART OF THE WAY THROUGH ANOTHER PARTY WALL, 100 FEET TO THE NORTHERLY SIDE OF 57TH STREET, THE POINT OR PLACE OF BEGINNING.

Premises:	356 West 58th Street New York, NY 10019 Block: 1048 Lots: 1701, 1702, 1704 and 1706

EXHIBIT B

Existing Mortgages

MORTGAGE (ORGINALLY AFFECTED HUDSON HOTEL, MORGANS HOTEL AND ROYALTON HOTEL)

AMENDED AND RESTATED REPLACEMENT MORTGAGE A made by HENRY HUDSON HOLDINGS LLC, MORGANS HOLDINGS LLC, AND ROYALTON, LLC to WACHOVIA BANK, NATIONAL ASSOCIATION in the amount of $217,000,000.00 dated 10/6/2006, recorded 12/11/2006 as CRFN 2006000679014. (Mortgage Tax Paid: $0)

(SEE POST FOR BACK CHAIN OF MORTGAGES)

PARTIAL RELEASE OF AMENDED AND RESTATED. REPLACEMENT MORTGAGE A made by and between HENRY HUDSON HOLDINGS LLC, MORGANS HOLDINGS LLC, AND ROYALTON, LLC and WACHOVIA BANK, NATIONAL ASSOCIATION dated 10/6/2006, recorded 12/11/2006 as CRFN 2006000679017. Releases Royalton Hotel and Morgans Hotel, Block 867, Lot 20 and Block 1259, Lot 11, other premises not made a part hereof, from Mortgage above.

AGREEMENT OF CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING made by and between HENRY HUDSON HOLDINGS LLC and WACHOVIA BANK, NATIONAL ASSOCIATION dated as of 10/6/2006, recorded 12/11/2006, as CRFN 2006000679020. Modifies, extends and spreads Mortgage over those portions of the premises not already covered thereby, and amends and restates same, amount outstanding is $217,000,000.00.

ASSIGNMENT OF MORTGAGE made by WACHOVIA BANK, NATIONAL ASSOCIATION to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH ADMINISTRATIVE CERTIFICATES, SERIES 2007-WHALE 8, solely to the extent set forth in the applicable Partition Agreement, the applicable Non-Trust Portion Holder dated as of 6/27/2007, recorded 11/27/2007 as CRFN 2007000587889. Assigns Mortgage above.

MODIFICATION OF AGREEMENT OF CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING made by and between HENRY HUDSON HOLDINGS LLC and BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8, dated as of 9/30/2010, recorded 10/14/2010 as CRFN 2010000344286. Modifies Mortgage as amended and restated by CRFN 2006000679014.

Ex. B-1

ASSIGNMENT OF MORTGAGE made by BANK OF AMERICA, NATIONAL ASSOCIATION AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8, solely to the extent set forth in the applicable Partition Agreement, the applicable Non-Trust Portion Holder to DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, dated 08/12/2011, recorded 09/16/2011 in (as) CRN 2011000329360. Assigns above Replacement Mortgage ‘A’.

AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, HOTEL REVENUE AND SECURITY AGREEMENT made by and between HENRY HUDSON HOLDINGS LLC, 58TH STREET BAR COMPANY LLC, AND HUDSON LEASECO LLC and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent dated as of 08/12/2011, recorded 09/16/2011, in (as) CRFN 2011000329361. Amends and restates and spreads the Amended and Restated Replacement Mortgage ‘A’ into a valid first lien in the amount of $115,000,000.00.

FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, HOTEL REVENUE AND SECURITY AGREEMENT AND TO ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES made by and between HENRY HUDSON HOLDINGS LLC, 58TH STREET BAR COMPANY LLC, AND HUDSON LEASECO LLC and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent dated as of 12/07/2011, recorded 02/21/2012, in (as) CRFN 2012000068316. Amends the above Amended and Restated Consolidated Mortgage, Assignment of Leases and Rents, Hotel Revenue and Security Agreement.

ASSIGNMENT OF MORTGAGE made by DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, to UBS REAL ESTATE SECURITIES INC. dated November 14, 2012 and to be recorded in the Office of the City Register, New York County.

Ex. B-2

BACK CHAIN OF MORTGAGES

MORTGAGE ‘A’

SUBSTITUTE MORTGAGE made by SALISBURY DEVELOPMENT N.V. to ROYALTON OPERATING CORP. in the amount of $1,750,000.00, dated 11/5/1982 and recorded 11/15/1982 in Reel 649 page 1626 (Mortgage Tax Paid: Exempt); Which mortgage resulted from the severance of a Mortgage made by SALISBURY DEVELOPMENT N.V. to SHENK REALTY AND CONSTRUCTION CORP., in the amount of $2,235,000.00 dated 11/5/1979 and recorded on 11/9/1979 in Reel 501 and Page 1797 (Mortgage Tax Paid $33,525.00); which Substitute Mortgage was assigned by that certain ASSIGNMENT OF MORTGAGE made by ROYALTON OPERATING CORP. to MULTI COMMERCIAL BANK, dated 11/5/1982 and recorded 11/15/1982 in Reel 649 page 1630; which mortgage was further assigned by that certain ASSIGNMENT OF MORTGAGE made by MULTI COMMERCIAL BANK to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, dated 1/11/1984 and recorded 3/9/1984 in Reel 772 page 304.

MORTGAGE ‘B’

MORTGAGE made by SALISBURY DEVELOPMENT N.Y. to SHENK REALTY CONSTRUCTION COMPANY in the amount of $2,235,000.00, dated 11/5/1979 and recorded 11/9/1979 in Reel 501 page 1797 (Mortgage Tax Paid: $33,525.00); which mortgage was assigned by that certain ASSIGNMENT OF MORTGAGE made by SHENK REALTY CONSTRUCTION COMPANY to SADIE HAMERLING, HENRY SHENK AND S. BARRY SHENK, dated 4/25/1980 and recorded 4/26/1980 in Reel 518 page 1117; which mortgage was further assigned by that certain ASSIGNMENT OF MORTGAGE made by SADIE HAMERLING, HENRY SHENK AND S. BARRY SHENK to ROYALTON OPERATING CORP., dated 10/26/1982 and recorded 11/15/1982 in Reel 649 page 1619; which mortgage, as assigned, was extended by that certain EXTENSION AGREEMENT made by and between ROYALTON OPERATING CORP. and SALISBURY DEVELOPMENT N.Y., dated 11/5/1982 and recorded 11/15/1982 in Reel 649 page 1621; which mortgage as assigned and extended, was subordinated by that certain SUBORDINATION AGREEMENT made by and between ROYALTON OPERATING CORP. and MULTI COMMERCIAL BANK, dated 11/5/1982 and recorded 11/15/1982 in Reel 649 page 1632; which mortgage as assigned, extended and subordinated, was further assigned by that certain ASSIGNMENT OF MORTGAGE made by ROYALTON OPERATING CORP. to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, dated 2/22/1984 and recorded 4/9/1984 in Reel 772 page 307.

MORTGAGE ‘C’

MORTGAGE made by SALISBURY DEVELOPMENT, N.Y. to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION in the amount of $1,245,791.86, dated 2/22/1984 and recorded 3/9/1984 in Reel 772 page 313 (Mortgage Tax Paid: $28,030.50); which mortgage was consolidated with Mortgages A and B to form a single lien in the amount of $3,000,000.00 by that certain CONSOLIDATION AND EXTENSION AGREEMENT made by and between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and SALISBURY DEVELOPMENT N.Y., dated 2/22/1984 and recorded 4/9/1984 in Reel 772 page 318; which mortgages A and B, as consolidated, were assigned by that certain ASSIGNMENT OF MORTGAGE made by BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION to THE GREATER NEW YORK SAVINGS BANK, dated 11/19/1985 and recorded 12/13/1985 in Reel 996 page 1585.

Ex. B-3

MORTGAGE ‘D’

MORTGAGE made by 44TH HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $4,500,000.00, dated 11/19/1985 and recorded 12/13/1985 in Reel 996 page 1573. (Mortgage Tax Paid: $101,250.00) Mortgage ‘D’ by its terms is consolidated with Mortgages ‘A’, ‘B’, ‘C’ to form a single lien in the amount of $7,500,000.00.

MORTGAGE ‘E’

MORTGAGE made by 44TH HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $6,830,000.00, dated 11/7/1986 and recorded 11/14/1986 in Reel 1143 page 487 (Mortgage Tax Paid $153,675.00). Mortgage ‘E’ by its terms is consolidated with Mortgages ‘A’ through ‘D’ to form a single lien in the amount of $14,330,000.00; which mortgages as consolidated, were modified by that certain MODIFICATION AGREEMENT made by and between THE GREATER NEW YORK SAVINGS BANK and 44TH HOTEL ASSOCIATES, dated 7/9/1987 and recorded 7/16/1987 in Reel 1260 page 2102.

MORTGAGE ‘F’

MORTGAGE made by 44TH HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $16,630,000.00, dated 7/9/1987 and recorded 7/16/1987 in Reel 1260 page 2110 (Mortgage Tax Paid: $374,175.00).

MORTGAGE ‘G’

MORTGAGE made by 44TH HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $40,000.00, dated 7/9/1987 and recorded 7/16/1987 in Reel 1260 page 2139 (Mortgage Tax Paid: $900.00); which mortgage was assigned by that certain ASSIGNMENT OF MORTGAGE made by THE GREATER NEW YORK SAVINGS BANK to THE BANK OF TOKYO TRUST COMPANY, dated 9/30/1988 and recorded 10/13/1988 in Reel 1478 page 845. Assigns Mortgages ‘A’ through ‘G’, as consolidated.

MORTGAGE ‘H’

MORTGAGE made by 44TH HOTEL ASSOCIATES to NATIONAL WESTMINSTER BANK USA in the amount of $9,304,156.84, dated 6/28/1988 and recorded 7/15/1988 in Reef 1431 page 1287 (Mortgage Tax Paid: $209,344.50).

MORTGAGE ‘I’

MORTGAGE made by 44TH HOTEL ASSOCIATES to NATIONAL WESTMINSTER BANK USA in the amount of $471,000.00, dated 6/28/1988 and recorded 7/15/1988 in Reel 1431 page 1310 (Mortgage Tax Paid: $10,597.50).

Ex. B-4

MORTGAGE ‘J’

MORTGAGE made by 44TH HOTEL ASSOCIATES to NATIONAL WESTMINSTER BANK USA in the amount of $4,224,843.16, dated 6/28/1988 and recorded 7/15/1988 in Reel 1431 page 1333; which Mortgages ‘H’, ‘I’ and ‘Y were assigned by that certain ASSIGNMENT OF MORTGAGE made by NATIONAL WESTMINSTER BANK USA to THE BANK OF TOKYO TRUST COMPANY, dated 9/30/1988 and recorded 10/13/1988 in Reel 1478 page 858 (Mortgage Tax Paid: $95,058.00).

MORTGAGE ‘K’

MORTGAGE made by 44TH HOTEL ASSOCIATES to THE BANK OF TOKYO TRUST COMPANY in the amount of $1,000,000.00, dated 9/29/1988 and recorded 10/13/1988 in Reel 1478 page 864 (Mortgage Tax Paid: $22,500.00); which Mortgages ‘A’ through ‘K’ were consolidated to form a single lien in the amount of $46,000,000.00 by that certain CONSOLIDATION AGREEMENT made by and between 44TH HOTEL ASSOCIATES and THE BANK OF TOKYO TRUST COMPANY, dated 9/29/1988 and recorded 10/21/1988 in Reel 1482 page 1833; which Mortgages ‘A’ through ‘K’, as consolidated, were assigned by that certain ASSIGNMENT OF MORTGAGE made by THE BANK OF TOKYO TRUST COMPANY to CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL CORP., dated 3/28/1996 and recorded 4/11/1996 in Reel 2312 Page 1842; which Mortgages ‘A’ through ‘K’, as consolidated and assigned, were restated by that certain RESTATED MORTGAGE made by ROYALTON, LLC and CS FIRST BOSTON MORTGAGE CAPITAL CORP., dated 3/23/1996 and recorded 4/11/1996 in Reel 2312 page 1850; which Mortgages ‘A’ through ‘K’, as consolidated, assigned and restated, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL CORP. to THE CHASE MANHATTAN BANK, AS TRUSTEE, dated 4/25/1997 and recorded 6/10/1997 in Reel 2464 Page 610; which Mortgages ‘A’ through ‘K’, as assigned, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by THE CHASE MANHATTAN BANK, AS TRUSTEE to DEUTSCHE BANK, AG, dated 7/27/1998 and recorded 8/26/1998 in Reel 2689 Page 153.

MORTGAGE ‘L’

MORTGAGE made by MORGANS HOLDINGS LLC and ROYALTON, LLC to DEUTSCHE BANK AG in the amount of $60,000,000, dated as of 7/28/1998 and recorded 8/28/1998 in Reel 2692 page 1178 (Mortgage Tax Paid: $1,650,000.00). Mortgage ‘L’ by its terms is consolidated with Mortgages ‘A’ through ‘K’ to form a single lien in the amount of $90,000,000. These mortgages were spread to cover Block 867 Lot 20 and Block 1259 Lot 11 on the Tax Map of the City of New York, County of New York, said premises known as 237-239 Madison Avenue, and 44-45 West 44th Street, a/k/a 47 West 43rd Street, New York, NY, other premises not made a part hereof; which Mortgages ‘A’ through ‘L’, as consolidated and spread, were assigned by that certain ASSIGNMENT OF MORTGAGE made by DEUTSCHE BANK AG to DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, dated as of 10/15/1998 and recorded 2/19/1999 in Reel 2821 Page 1598; which Mortgages ‘A’ through ‘V, as consolidated and assigned, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION to LASALLE

Ex. B-5

NATIONAL BANK, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2, dated 10/15/1998 and recorded 2/19/1999 in Reel 2821 Page 1610; which Mortgages ‘A’ through l’, as assigned, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by LASALLE BANK NATIONAL ASSOCIATION (FORMERLY LASALLE NATIONAL BANK), AS TRUSTEE, FOR THE REGISTERED HOLDERS OF DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2 to GERMAN AMERICAN CAPITAL CORPORATION, dated 9/15/1999 and recorded 12/30/1999 in Reel 3021 Page 1717; which Mortgages ‘A’ through ‘L.’, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by GERMAN AMERICAN CAPITAL CORPORATION to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF COMM 2000-FL2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES COMM 2000-FL2, dated as of 7/17/2000 and recorded 8/7/2000 in Reel 3141 Page 900; which Mortgages ‘A’ through l’, as consolidated and assigned, were amended by that certain FIRST AMENDMENT TO MORTGAGE made by and between ROYALTON, LLC and MORGANS HOLDINGS LLC, AS MORTGAGOR, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF COMM 2000-FL2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES COMM 2000-FL2, AS MORTGAGEE, dated 5/20/2004 and recorded 7/4/2004 as CRFN 2004000392159. (Originally affected Block 867 Lot 20 and Block 1259 Lot 11, other premises not made a part thereof); which Mortgages ‘A’ through ‘L’, as consolidated, assigned and amended, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF COMM 2000-FL2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES COMM 2000-FL2 to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated 8/13/2004 and recorded 5/11/2005 as CFRN 2005000272695. Assigns Mortgages ‘A’ through ‘L’, as consolidated, assigned and amended.

MORTGAGE ‘M’ (Originally affected Block 1397 Lot 49 premises known as 813-817 Lexington Avenue, New York, NY, other premises not made a part hereof)

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING B made by BARBIZON HOLDINGS LLC to BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS in the amount of $8,081,191.98, dated as of 5/30/2001 and recorded 6/26/2001 in the New York County Register’s Office in Reel 3311 page 98 (Mortgage Tax Paid: Exempt). This mortgage was part of mortgage originally in the amount of $71,200,000 which mortgage was, dated as of 5/20/1998 and recorded 8/14/1998 in Reel 2669 page 1861 (Mortgage Tax Paid: $1,958,000.00) against Block 1397 Lot 49, other premises not made a part hereof and which mortgage was split and severed into two mortgages in the amounts of $62,400,000 (Substitute Mortgage A) which mortgage was, dated as of 5/30/2001 and recorded 6/26/2001 in Reel 3311 page 57 and $8,081,191.98 (Substitute Mortgage B, shown as Mortgage M and Mortgage U herein) by MASTER SEVERANCE AGREEMENT by and

Ex. B-6

between BARBIZON HOLDINGS LLC, MORTGAGOR and BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, dated as of 6/29/1998 by and between CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, MORTGAGEE, dated as of 5/30/2001 and recorded 6/26/2001 in Reel 3311 page 43, in the New York County Register’s Office; which mortgage was modified by that certain MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between BARBIZON HOLDINGS LLC, MORTGAGOR, BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, IN THE AMOUNT OF $8,081,191.98 MADE BY AND BETWEEN CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, MORTGAGEE and CANARSIE HOLDINGS, LLC, dated as of 5/30/2001 and recorded 6/28/2001 in the Kings County Register’s Office in Reel 5200 page 132. Spreads Mortgage ‘M’ to cover Block 8273 Lot 1273 Kings County premises known as 108-16 Flatlands 9th Street, Unit 17, Brooklyn, NY, other premises not made a part hereof; which mortgage as modified, was partially released by that PARTIAL RELEASE OF SUBSTITUTE MORTGAGE made by and between BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF 6/29/1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, dated as of 5/30/2001 and recorded 7/13/2001 in Reel 3321 page 2051. Mortgage ‘M’ was released as against Block 1397 Lot 49 in New York County, other premises not made a part hereof; which mortgage as modified and partially released, was assigned by that certain ASSIGNMENT OF MORTGAGE made by BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF 6/29/1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS to NORTHSTAR HOSPITALITY, LLC, dated as of 5/30/2001 and recorded 6/28/2001 in Reel 5200 Page 143; which mortgage, as modified, partially released and assigned, was further modified by that certain MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE and MORGANS HOLDINGS LLC, ROYALTON, LLC AND HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272702. Spreads the lien of Mortgage ‘M’ to additionally encumber the Hudson Hotel Property, Morgans Hotel Property and Royalton Hotel Property, premises and more; which mortgage, as modified, partially released and assigned, was further modified, and released by that certain RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272701 in Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘M’, other premises not made a part hereof; which mortgage, as modified, released and assigned, was further assigned by that certain ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2006000272704.

Ex. B-7

MORTGAGE ‘N’ (Originally affected Block 8273 Lot 1273 Kings County premises known as 108-16 Flatlands 9th Street, Unit 17, Brooklyn, NY, other premises not made a part hereof) SUBSTITUTE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING B made by CANARSIE HOLDINGS, LLC to NORTHSTAR HOSPITALITY LLC in the amount of $4,924,221.77, dated as of 9/4/2001 and recorded 9/13/2001 in the Kings County Register’s Office in Reel 5280 page 1319 (Mortgage Tax Paid: $0); which mortgage was modified by that certain MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE and MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 6/13/2004 and recorded 5/11/2005 as CRFN 2005000272703. Spreads the lien of Mortgage ‘N’ to additionally encumber the Hudson Hotel Property, Morgans Hotel Property and Royalton Hotel Property, premises and more; which mortgage, as modified, was released by that certain RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272700 in the Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘N’, other premises not made a part hereof; which mortgage, as modified and released, was assigned by that certain ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272706.

MORTGAGE ‘O’

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by MORGANS HOLDINGS LLC and ROYALTON, LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. in the amount of $10,345,561.97, dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272705 (Mortgage Tax Paid: $ 284,504.00); which mortgages ‘A’ through ‘0’ were amended, restated and consolidated to form a single lien in the amount of $240,000,000.00 by that certain AMENDMENT, RESTATEMENT AND CONSOLIDATION OF FEE AND LEASEHOLD MORTGAGES, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by and between MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272708.

MORTGAGE ‘P’’

SUBSTITUTE MORTGAGE (JUNIOR MORTGAGE) made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC in the amount of $7,607,906.73, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1937 (Mortgage Tax Paid: $0). This mortgage is a second priority second mortgage pursuant to a Mortgage Modification and Splitter Agreement; which mortgage was modified spread and split by that certain MORTGAGE MODIFICATION, SPREADER AND SPLITTER AGREEMENT made by and between HENRY HUDSON HOLDINGS LLC, AS MORTGAGOR and NORTHSTAR HOSPITALITY LLC, AS MORTGAGEE, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 1965. Spreads the lien of Mortgage ‘A’ to additionally encumber Unit Lot 1702, the Unit Lot 1704 Lease and the Unit Lot 1706 Lease and severs the lien of Mortgage recorded in Reel 2841 page 1937 into two (2) separate liens as follows:

Ex. B-8

a.

Lien in the amount of $4,457,906.73 evidenced by Substitute (Senior) Mortgage made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC , dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 1978 (Mortgage ‘A1’) (Mortgage Tax Paid: $0).

b.	Lien in the amount of $3,150,000.00 evidenced by Substitute (Junior) Mortgage made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC , dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 1994 (Mortgage ‘A2’) (Mortgage Tax Paid: $0).

c.	Said Mortgage ‘A1’, was assigned by NORTHSTAR HOSPITALITY LLC to CORUS BANK, N.A., dated 1/25/2000 and recorded 2/17/2000 in Reel 3050 Page 1989.

d.	Said Mortgage ‘A2’, was further assigned by NORTHSTAR HOSPITALITY LLC to STARWOOD FINANCIAL TRUST, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 Page 2005.

MORTGAGE ‘Q’

GAP MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by HENRY HUDSON HOLDINGS LLC to CORUS BANK, N.A., INDIVIDUALLY AND AS AGENT FOR ITSELF AND CO-LENDERS, INDIVIDUALLY AND AS AGENT in the amount of $50,091,093.27, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 2010; which mortgages ‘AV and ‘Q’ were consolidated into a single lien in the amount $54,549,000.00 (Mortgage Tax Paid: $1,377,505.25) and the terms of said mortgages amended by that certain CONSOLIDATED, AMENDED AND RESTATED HARD COST MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS made by and between HENRY HUDSON HOLDINGS LLC and CORUS BANK, N,A., INDIVIDUALLY AND AS AGENT, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 2052, encumbering Unit Lots 1701 and 1702, the Unit Lot 1704 Lease and the Unit Lot 1706 Lease; which mortgages ‘AV and ‘Q’, as consolidated and amended, were assigned by that certain ASSIGNMENT OF MORTGAGE made by CORUS BANK, N.A. FOR ITSELF AND CO-LENDERS to ISTAR FINANCE SUB V LLC, dated 10/24/2003 and recorded 12/22/2003 as CRFN 2003000521647; which mortgages ‘Al’ and ‘Q’, as consolidated and amended, were further amended by that certain FIRST AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED HARD COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS MEMORANDUM OF AMENDMENTS TO LOAN made by and between HENRY HUDSON HOLDINGS LLC and ISTAR FINANCE SUB V LLC, dated as of 10/24/2003 and recorded 3/30/2004 as CRFN 2004000189129.

Ex. B-9

MORTGAGE ‘R’

SOFT COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by HENRY HUDSON HOLDINGS LLC to CORUS BANK, N.A., INDIVIDUALLY AND AS AGENT in the amount of $25,451,000.00, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 2125 (Mortgage Tax Paid: $699,902.50); which mortgage was assigned by that certain ASSIGNMENT OF MORTGAGE made by CORUS BANK, N.A. FOR ITSELF AND CO-LENDERS to ISTAR FINANCE SUB V LLC, dated 10/24/2003 and recorded 12/22/2003 as CRFN 2003000521649; which mortgage was amended by that certain FIRST AMENDMENT TO SOFT COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by HENRY HUDSON HOLDINGS LLC and ISTAR FINANCE SUB V LLC, dated as of 10/24/2003 and recorded 3/30/2004 as CRFN 2004000189130; which Mortgage ‘R’ and also Mortgages ‘A1’, ‘Q’, as consolidated, were further assigned, consolidated, amended and restated by that certain ASSIGNMENT OF CONSOLIDATED, AMENDED AND RESTATED HARD COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS AND ASSIGNMENT OF SOFT COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by SFT I, INC., SUCCESSOR IN INTEREST TO ISTAR FINANCE SUB V LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272697 in the New York County Register’s Office.

MORTGAGE ‘S’

SUBSTITUTE MORTGAGE (SENIOR MORTGAGE) made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC in the amount of $2,642,093.27, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1928 (Mortgage Tax Paid $0); which mortgage was assigned by that certain ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to FREMONT INVESTMENT & LOAN, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1946.

MORTGAGE ‘T’

MORTGAGE AND SECURITY AGREEMENT made by THE ST. LUKE’S-ROOSEVELT HOSPITAL CENTER to IRVING SCHATZ in the amount of $25,169,000.00, dated as of 6/23/1993 and recorded 7/26/1993 in Reel 1992 page 604 (Mortgage Tax Paid: Exempt); which Mortgage was assigned by that certain ASSIGNMENT OF MORTGAGE made by IRVING SCHATZ to NAPIS FUNDING LLC, dated as of 8/21/1997 and recorded 12/30/1997 in Reel 2526 page 2145; which Mortgage was further assigned by that certain ASSIGNMENT OF MORTGAGE made by NAPIS FUNDING LLC to NORTHSTAR HOSPITALITY LLC, dated as of 2/12/1999 (effective as of 2/13/1998), and recorded 3/23/1999 in Reel 2841 page 1901; which Mortgage as assigned, was further assigned by that certain ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to FREMONT INVESTMENT & LOAN, dated as of 2/12/1999 (effective as of 2/13/1998), recorded 3/23/1999 in Reel 2841. page 1909; which Mortgages ‘S’ and T were consolidated into a single lien in the principal sum of $26,850,000.00 and spread by that certain CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, LEASEHOLD MORTGAGE, SPREADER AGREEMENT AND FIXTURE FILING made by and between HENRY HUDSON HOLDINGS LLC, AS MORTGAGOR and FREMONT INVESTMENT & LOAN, AS MORTGAGEE, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1954. Spreads the lien of Mortgages ‘5’ and T, as consolidated, to additionally encumber Unit Lot 1701 and the Unit Lot 1706 Lease and amends and restates the terms of Mortgages ‘S’ and ‘T’, as consolidated; which Mortgages ‘S’ and ‘T’ as assigned, consolidated and spread, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by FREMONT INVESTMENT & LOAN to STARWOOD FINANCIAL INC., dated

Ex. B-10

12/15/1999 and recorded 1/18/2000 in Reel 3032 page 1960; which Mortgages ‘S’ and ‘T’ as assigned, consolidated and spread, were further amended by that certain AMENDED AND RESTATED MORTGAGE, LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by and between HENRY HUDSON HOLDINGS LLC, MORTGAGOR and STARWOOD FINANCIAL INC., MORTGAGEE, dated as of 12/22/1999 and recorded 1/18/2000 in Reel 3032 page 1970. Amends and restates the terms of Mortgages ‘S’ and ‘T’, as consolidated, and spreads the lien thereof to additionally encumber the Unit Lot 1704 Lease; which Mortgages ‘S’ and ‘T’ as assigned, consolidated and spread, were further amended by that certain AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by and between HENRY HUDSON HOLDINGS LLC, MORTGAGOR and STARWOOD FINANCIAL INC., MORTGAGEE, dated as of 1/25/2000 and recorded 3/17/2000 in Reel 3050 page 2194. Consolidates the liens of Mortgages ‘A2’, ‘S’ and ‘T’ into a single lien in the principal sum of $300,000,000.00 and amends and restates the terms of Mortgages ‘A2’, ‘S’ and ‘T’, as consolidated encumbering Unit Lots 1701 and 1702, the Unit Lot 1704 Lease and the Unit Lot 1706 Lease; which Mortgages ‘S’ and ‘T’ as assigned, consolidated, spread and amended, were subordinated by that certain SUBORDINATION AND INTERCREDITOR AGREEMENT made by and between HENRY HUDSON HOLDINGS LLC, MORTGAGOR, CORUS BANK, N.A., INDIVIDUALLY AND AS AGENT, SENIOR MORTGAGEE, and STARWOOD FINANCIAL, INC., JUNIOR MORTGAGEE, dated as of 1/25/2000 recorded 2/17/2000 in Reel 3050 page 2242. Inter alia, subordinates mortgages ‘A2’ , ‘S’ and ‘T’, as consolidated, to Mortgages ‘A1’ and ‘Q’ , as consolidated, and Mortgage ‘R’; which mortgages as assigned, consolidated, spread, and amended, were further assigned by that certain ASSIGNMENT AND ASSUMPTION OF MORTGAGE made by iSTAR FINANCIAL INC., FORMERLY KNOWN AS STARWOOD FINANCIAL INC., SUCCESSOR BY MERGER TO STARWOOD FINANCIAL TRUST, to SFI I, LLC, dated as of 2/11/2003, but effective as of 1/31/2000, and recorded 6/12/2004 as CRFN 2004000298920. Assigns Mortgage ‘A2’, ‘S’ and ‘T’, as consolidated; which Mortgages were further assigned by that certain ASSIGNMENT OF AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by SFI I, LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272696 in the New York County Register’s Office. Assigns Mortgages ‘A2’, ‘S’ and ‘T’ as consolidated.

MORTGAGE ‘U’ (Originally affected Block 1397 Lot 49, other premises not made a part hereof)

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING B made by BARBIZON HOLDINGS LLC to BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS in the amount of $8,081,191.98, dated as of 5/30/2001 and recorded 6/26/2001 in the New York County Register’s Office in Reel 3311 page 98 (Mortgage Tax Paid $0); which Mortgage ‘U’, was modified and spread by that certain MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT

Ex.B-11

made by and between BARBIZON HOLDINGS LLC, AS MORTGAGOR, BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, AS MORTGAGEE and CANARSIE HOLDINGS LLC, AS OWNER, dated as of 5/30/2001 and recorded 9/13/2001 in the Kings County Register’s Office in Reel 5200 page 132. Modifies and spreads Mortgage ‘U’ to encumber Kings County premises, not made a part hereof; which Mortgage `U’, as modified and spread, was further released by that certain PARTIAL RELEASE OF SUBSTIUTE MORTGAGE (B) made by BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS dated as of 5/30/2001 and recorded 7/13/2001 in Reel 3321 page 2051. Releases Block 1397 Lot 49, other premises not made a part hereof from Mortgage ‘U’; which Mortgage ‘U’, as modified, spread and released, was assigned by that certain ASSIGNMENT OF MORTGAGE made by BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS to NORTHSTAR HOSPITALITY LLC, dated as of 6/29/1998 and recorded 6/28/2001 in Reel 5200 page 143; which Mortgage ‘U’, as modified, spread, released and assigned, was modified by that certain MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE and MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272702 in the New York County Register’s Office. Spreads the lien of Mortgage ‘U’ to additionally encumber The Hudson Hotel Property, Morgans Hotel Property and Royalton Hotel Property, premises and more; which Mortgage `U’, as modified, spread, released, assigned, and modified, was released by that certain RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272701 in the Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘U’, other premises not made a part hereof; which Mortgage ‘U’, as modified, was further assigned by that certain ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272704 in the New York County Register’s Office.

Ex.B-12

MORTGAGE ‘V’ (Originally affected land in Kings County, not made a part hereof)

SUBSTITUTE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING B made by CANARSIE HOLDINGS, LLC to NORTHSTAR HOSPITALITY LLC in the amount of $4,924,221.77, dated as of 9/4/2001 and recorded 9/13/2001 in the Kings County Register’s Office in Reel 5280 page 1319 (Mortgage Tax Paid: $0); which Mortgage ‘V’ was modified and spread by that certain MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE, and MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272703 in the New York County Register’s Office. Spreads the lien of Mortgage ‘C’ to additionally encumber “The Hudson Hotel Property”, “Morgans Hotel Property” and “Royalton Hotel Property”, premises and more; which Mortgage ‘V’, as modified and spread, was released by that certain RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272700 in the Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘V’; which Mortgage ‘V’, as modified and spread and released, was assigned by that certain ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272706 in the New York County Register’s Office.

MORTGAGE ‘W’

FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by HENRY HUDSON HOLDINGS LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. in the amount of $24,000,000.00, dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272707 in the New York County Register’s Office (Mortgage Tax Paid: $660,000.00); which Mortgages `A’ through ‘W’ were amended and consolidated to form a single lien in the principal sum of $240,000,000.00 by that certain AMENDMENT, RESTATEMENT AND CONSOLIDATION OF FEE AND LEASEHOLD MORTGAGES, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by and between MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272708; which Mortgages ‘A’ through `W’, as amended and consolidated, were assigned by that certain ASSIGNMENT OF MORTGAGE made by GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP.COMMERCIAL MORTGAGE TRUST 2004-FL2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FL2, dated 11/23/2004 and recorded 8/11/2005 as CRFN 2005000452154; which Mortgages ‘A’ through1W’, as amended, consolidated and assigned, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP. COMMERCIAL MORTGAGE TRUST 2004-FL2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FL2 to WACHOVIA BANK, NATIONAL ASSOCIATION dated 6/29/2005 and recorded 8/11/2005 as CRFN 2005000452155.

Ex.B-13

MORTGAGE ‘X’

GAP MORTGAGE made by ROYALTON, LLC, MORGANS HOLDINGS LLC AND HENRY HUDSON HOLDINGS LLC to WACHOVIA BANK, NATIONAL ASSOCIATION in the amount of $72,346,409.16, dated 6/9/2005 and recorded 8/11/2005 as CRFN 2005000452156 (Mortgage Tax Paid: $2,025,699.20); which Mortgages ‘A’ through ‘X’ were consolidated to form a single lien in the amount of $310,449,191.79 by that certain CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING made by and between ROYALTON, LLC, HENRY HUDSON HOLDINGS LLC, MORGANS HOLDINGS LLC and WACHOVIA BANK, NATIONAL ASSOCIATION, dated 6/9/2005 and recorded 8/11/2005 as CRFN 2005000452157. Said consolidated mortgage encumbers the “Henry Hudson Hotel”, the “Morgans Hotel” and “Royalton Hotel”, premise and more; which Mortgages ‘A’ through ‘X’, as consolidated, were assigned by that certain ASSIGNMENT OF CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING made by WACHOVIA BANK, NATIONAL ASSOCIATION to WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-WHALE 6, dated 10/6/2006 and recorded 12/11/06 as CRFN 2006000679009; which Mortgages ‘A’ through ‘X’, as consolidated and assigned, were further assigned by that certain ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-WHALE 6 to WACHOVIA BANK, NATIONAL ASSOCIATION, dated 10/6/2006 and recorded 12/11/06 as CRFN 2006000679011; which Mortgages ‘A’ through ‘X’, as consolidated and assigned, were severed by that certain NOTE AND MORTGAGE SEVERANCE AGREEMENT made by and between WACHOVIA BANK, NATIONAL ASSOCIATION and ROYALTON, LLC, HENRY HUDSON HOLDINGS LLC and MORGANS HOLDINGS LLC, dated as of 10/6/2006 and recorded 12/11/2006 as CRFN 2006000679013. Severs Mortgages ‘A’ through ‘X’, as consolidated and assigned, into three separate liens:

1)	in the amount of $217,000,000.00 (evidenced by Amended and Restated Replacement Mortgage A);

2)	in the amount of $1,400,000.00 (evidenced by Amended and Restated Replacement Mortgage B subsequently released from the subject premises)

3)	in the amount of $1,400,000.00 (evidenced by Amended and Restated Replacement Mortgage C subsequently released from the subject premises).

Ex.B-14